(Bilateral Form)

(ISDA Agreements Subject to New York Law Only)

ISDA®
International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX
to the Schedule to the

ISDA Master Agreement

Dated as of April 30, 2007

between

THE BANK OF NEW YORK	and	HSBC BANK USA, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE FOR THE DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-AR3
established as a banking organization under the laws of the State of New York		The Supplemental Interest Trust is a common law trust established under the laws of the State of New York.
(“Party A”)		(“Party B”)
_________________________________		_____________________________________

This Annex supplements, forms part of, and is subject to, the Master Agreement specified in the Confirmation(s) (BNY Ref. No. 39251), dated even date herewith (the “Agreement”), is part of the Schedule deemed incorporated therein and is a Credit Support Document under the Master Agreement with respect to Party A.

Accordingly, the parties agree as follows:—

Paragraphs 1 - 12. Incorporation.  Paragraphs 1 through 12 inclusive of the ISDA Credit Support Annex (Bilateral Form) (ISDA Agreements Subject to New York Law Only) published in 1994 by the International Swaps and Derivatives Association, Inc. are incorporated herein by reference and made a part hereof, except that Paragraph 1(b) is hereby amended in its entirety to read as follows:

“(b)

Secured Party and Pledgor. Notwithstanding anything contained in this Annex to the contrary, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9, and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.”

Paragraph 13.

Certain Definitions.  As used herein, “Fitch”, “Moody’s”, “S&P”, “Rating Agency”, “Collateralization Event”, “Fitch Collateralization Event”, “Moody’s Collateralization Event”, “S&P Collateralization Event”, “Ratings Event”, “Fitch Ratings Event”, “Moody’s Ratings Event”, and “S&P Ratings Event” have the meanings assigned in the Schedule.

(a)

Security Interest for “Obligations.”  The term “Obligations” as used in this Annex includes the following additional obligations: Not applicable.

(b)

Credit Support Obligations.

(i)

Delivery Amount, Return Amount and Credit Support Amount.

(A)

“Delivery Amount” has the meaning specified in Paragraph 3(a) except that the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced by the words “on each Valuation Date on which the Threshold for Party A is Zero, commencing no later than the Valuation Date falling on or after the earliest of (i) in the case of a Moody’s Collateralization Event or Moody’s Ratings Event, on the 30th Local Business Day thereafter, (ii) in the case of an S&P Collateralization Event, the thirtieth (30th) calendar day thereafter or, if it is not a Local Business Day, the next preceding day that is a Local Business Day, and (iii) in the case of an S&P Ratings Event, commencing promptly after publication by S&P of the applicable change in rating.”

(B)

“Return Amount” has the meaning specified in Paragraph 3(b).

(C)

“Credit Support Amount” in Paragraph 3(b), shall be amended in its entirety to read as follows:

“‘Credit Support Amount’ means, for any Valuation Date after and during the continuance of a Collateralization Event or Ratings Event, (i) the Secured Party's Exposure for that Valuation Date, plus (ii) the Independent Amount applicable to the Pledgor (with respect to all Affected Transactions), if any, minus (iii) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of the Credit Support Amount yields a number less than zero; and, provided further, that, if a Moody’s Ratings Event with respect to Party A and the guarantor under each Qualified Guaranty (if any) has occurred and is continuing and at least thirty (30) Business Days have elapsed since the last time it was not the case that a Moody’s Ratings Event had occurred and was continuing with respect to Party A and the guarantor under each Qualified Guaranty (if any), the Credit Support Amount will not be less than the greater of zero and the aggregate amount of the net payments due from Pledgor in respect of all following scheduled Payments (each such net payment being the greater of zero and the amount of the payment due to be made by the Pledgor under Section 2(a) on a Payment date less the amount of any payment due to be made by the Secured Party under Section 2(a) on the same Payment Date after giving effect to any applicable netting under Section 2(c) (each a “Net Payment”)) with respect to all Affected Transactions.”

(ii)

Eligible Collateral and Valuation Percentage.  The items and Valuation Percentages with respect to each Rating Agency set forth in Schedule 1A, Schedule 1B or Schedule 1C, as applicable, will be the “Eligible Collateral” and the applicable “Valuation Percentage” with respect thereto for Party A.

(iii)

Other Eligible Support.  The following items will qualify as “Other Eligible Support” for the party specified: Not Applicable.

(iv)

Thresholds.

(A)

“Independent Amount” means with respect to Party B: Zero; and, with respect to Party A for any Valuation Date: an amount equal to the product of the aggregate Notional Amount outstanding at the beginning of the related Calculation Period under the applicable Affected Transactions:

(1)

in respect of a Moody’s Collateralization Event or a Moody’s Ratings Event, the percentage set forth in Schedule 2A, Schedule 2B or Schedule 2C, as applicable (“Moody’s Independent Amount”); and

(2)

in respect of an S&P Collateralization Event or an S&P Ratings Event, (x) with respect to basis risk swaps, the product of the S&P Volatility Buffer and 0.1, and (y) with respect to all other Transactions the S&P Volatility Buffer determined using the table set forth in Schedule 3 (“S&P Independent Amount”); and

(3)

in respect of a Fitch Collateralization Event or a Fitch Ratings Event, the Fitch Volatility Cushion determined using the table set forth in Schedule 4 (“Fitch Independent Amount”).

(B)

“Threshold” means for each party: an infinite number; provided, that the Threshold shall be zero at any time that Party A elects or is required to post collateral pursuant to Part 5(i)(ii) of the Schedule.

(C)

“Minimum Transfer Amount” means with respect to Party A and Party B: $100,000; provided, that the Minimum Transfer Amount for such party shall be $50,000 in respect of an S&P Collateralization Event and an S&P Ratings Event if the aggregate principal balance of the rated Certificates is $50,000,000 or less on the applicable Valuation Date, and shall be zero upon the occurrence and during the continuance of an Event of Default, Termination Event, Additional Termination Event, or Specified Condition with respect to such party.

(D)

Rounding.  The Delivery Amount will be rounded up to the nearest integral multiple of $1,000 and the Return Amount will be rounded down to the nearest integral multiple of $1,000.

(v)

Calculation of Delivery Amount and Return Amount.  The Credit Support Amount will be calculated separately for each Rating Agency then rating the Certificates in accordance with the provisions relating to such Rating Agency set forth in this Paragraph 13(b), and Party A will Transfer the highest Delivery Amount and Party B will Transfer the lowest Return Amount of those so calculated, provided, that the Return Amount will be reduced to such amount as necessary so that Transfer of a Delivery Amount will not be required immediately after the Transfer of such Return Amount.

(c)

Valuation and Timing.

(i)

“Valuation Agent” means, Party A, provided, that if any Event of Default with respect to Party A has occurred and is continuing, then any designated third party mutually agreed to by the parties shall be the Valuation Agent until such time as Party A is no longer a Defaulting Party.

(ii)

“Valuation Date” means each Local Business Day.

(iii)

“Valuation Time” means:

[  ]

the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

[X]

the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable;

provided, that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)

“Notification Time” means 1:00 p.m., New York time, on a Local Business Day.

(d)

Conditions Precedent and Secured Party’s Rights and Remedies.  (i) Illegality and (ii) Additional Termination Events will be a “Specified Condition” for Party A (as the Affected Party) (but not for purposes of Paragraph 8(d)), and (iii) Tax Event and (iv) Tax Event Upon Merger will not be a “Specified Condition for Party A.

(e)

Substitution.

(i)

“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)

Consent.  If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Applicable.

(f)

Dispute Resolution.

(i)

“Resolution Time” means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

(ii)

Value.  For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows:  as set forth for other purposes in Paragraph 12.

(iii)

Alternative.  The provisions of Paragraph 5 will apply, except to the following extent:  (A) pending the resolution of a dispute, Transfer of the undisputed Value of Eligible Credit Support or Posted Credit Support involved in the relevant demand will be due as provided in Paragraph 5 if the demand is given by the Notification Time, but will be due on the second Local Business Day after the demand if the demand is given after the Notification Time; and (B) the Disputing Party need not comply with the provisions of Paragraph 5(II)(2) if the amount to be Transferred does not exceed the Disputing Party’s Minimum Transfer Amount.

(g)

Holding and Using Posted Collateral.

(i)

Eligibility to Hold Posted Collateral; Custodians.  The Secured Party will not be entitled to hold Posted Collateral itself but will be hold Posted Collateral in an identifiable segregated account which is an Eligible Account through a Custodian (which may be the Supplemental Interest Trust Trustee and which shall at all times be a financial institution as specified under Section 4.12 of the Pooling and Servicing Agreement.  If not so specified, the Custodian shall be a commercial bank or trust company which is unaffiliated with Party B organized under the laws of the United States or any state thereof, having assets of at least $10 billion and a long term debt or a deposit rating of at least Baa2 from Moody's and A from S&P.  For so long as the Certificates are rated by S&P, any Custodian other than the Supplemental Interest Trust Trustee shall have a short-term debt or deposit rating of at least A-1, or, if it has no short-term rating, a long-term debt or deposit rating of at least A, from S&P.

Initially, the Custodian for Party B is:  Wells Fargo Bank, N.A.

 (ii)

Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to the Secured Party; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6 (c)(ii) ; provided, however, that Party B's Custodian shall have the right to register any posted collateral that constitutes a Book-Entry Security in its name.

 (h)

Distributions and Interest Amount.

(i)

Interest Rate.  The “Interest Rate”, with respect to Eligible Collateral in the form of Cash will be the actual rate of interest earned by the Counterparty or the Custodian if the Cash is invested at the direction of Party A in accordance with Paragraph 13(1)(vi); otherwise the “Interest Rate” will be, for any day, the rate opposite the caption “Federal Funds (Effective)” for such day as published for such day in Federal Reserve Publication H.15(519) or any successor publication as published by the Board of Governors of the Federal Reserve System or such other rate as agreed by the parties.

(ii)

Transfer of Interest Amount.  The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), subject to the receipt and availability of such funds.

(iii)

Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)

Other Eligible Support and Other Posted Support.

(i)

“Value” with respect to Other Eligible Support and Other Posted Support means:  Inapplicable.

(ii)

“Transfer” with respect to Other Eligible Support and Other Posted Support means:  Inapplicable.

(j)

Demands and Notices.  All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

(i)

Party A:

Not applicable.

(ii)

Party B:

HSBC BANK USA, National Association

CTLA - Structured Finance

452 Fifth Avenue

Attn: Susie Moy

New York, NY  10018

Facsimile: 212-525-1300

With a copy to:

Wells Fargo Bank, NA

9062 Old Annapolis Road

Columbia, MD 21045

Attn: Client Manager, DBALT 07-AR3

Telephone: (410) 884-2000

Fax: (410) 715-2380

(k)

Addresses for Transfers.

Party A:

For Cash: To be provided

For Eligible Collateral:  To be provided

Party B:

To be provided

(l)

Other Provisions.

(i)

Additional Definitions.  As used in this Annex:—

"Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

"Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree);

(ii)

Transfer Timing.

(A)

Paragraph 4(b) shall be deleted and replaced in its entirety by the following paragraph: "Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter; if a demand is made after the Notification Time then the relevant Transfer will be made not later than the close of business on the third Local Business Day thereafter."

(B)

Paragraph 6(d)(1) shall be amended so that the reference therein to "the following Local Business Day" shall be replaced by reference to "the second Local Business Day thereafter".

(iii)

Events of Default.  Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

“For the purposes of Section 5(a)(iii) of this Agreement, an Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Credit Support, Posted Credit Support or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Day after the notice of that failure is given to that party; provided, that, with respect to a failure to Transfer Eligible Credit Support, at least (x) 30 Local Business Days have elapsed after a Ratings Event has occurred, or (y) 10 Business Days have elapsed after an S&P Ratings Event or a Fitch Ratings Event, and such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A”.

(iv)

No Counterclaim.  A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

(v)

Holding Collateral. The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account which is an Eligible Account (the “Cap Collateral Account or the Floor Collateral Account”) and to hold, record and identify all the Posted Collateral therein and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

 (vi)

Investment of Cash Posted Collateral.  Cash Posted Collateral shall be invested in Eligible Investments as directed by Party A, with gains and losses incurred in respect of such investments to be for the account of Party A, subject to the following parameters: the Cash Posted Collateral shall be invested in such overnight (or redeemable within two Local Business Days of demand) investments rated at least (x) AAAm or AAAm-G by S&P and (y) Prime -1 or Aaa by Moody’s as directed by Party A (provided, that such investment shall be held uninvested or invested at the direction of Party B if an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party and Party B has designated an Early Termination Date with respect thereto). Such instructions may be delivered as standing instructions.

(vii)

Return of Posted Collateral.  At any time Party A is required to post collateral pursuant to Part 5(i)(ii) of the Schedule, Party A shall be obligated to transfer Eligible Collateral in accordance with the terms of this Annex. If Party A is so required to post collateral in relation to a Collateralization Event or a Ratings Event and thereafter ceases to be required to post collateral under Part 5(i)(ii) of the Schedule (and provided that no Event of Default exists with respect to Party A) or Party A has made a Permitted Transfer under this Agreement, then Party A’s obligations to transfer Eligible Collateral under this Annex will immediately cease with respect to that Collateralization Event or Ratings Event, and Party B will, upon demand by Party A, return to Party A, or cause its Custodian to return, all Posted Collateral held under this Annex. The Secured Party is authorized to liquidate any Posted Collateral pursuant to written instructions from Party A.

(viii)

External Verification of Mark-to-Market Valuations.  If the long-term senior unsecured debt of Party A is rated BBB or below by S&P or Fitch (and with respect to the Fitch Rating Condition, its short-term senior unsecured debt is rated F3 or below), once every month, Party A will at its own expense verify its determination of Exposure of the Transaction on the next Valuation Date by seeking quotations from two (2) Reference Market-makers (provided, that a Reference Market-maker may not be used more than four times within each 12 month period) for their determination of Exposure of the Transaction on such Valuation Date and the Valuation Agent will use the greater of either (a) its own determination or (b) the high quotation for a Reference Market-maker, if applicable for the next Valuation Date and cure any deficiency in collateral value within three Local Business Days.  Party A shall provide the quotations of such Reference Market-makers to S&P and Fitch.

(ix)

Expenses.  Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Collateral.

(x)

Limit on Secured Party’s Liability.  The Secured Party will not be liable for any losses or damages that the Pledgor may suffer as a result of any failure by the Secured Party to perform, or any delay by it in performing, any of its obligations under this Annex if the failure or delay results from circumstances beyond the reasonable control of the Secured Party or its Custodian, such as interruption or loss of computer or communication services, labor disturbance, natural disaster or local or national emergency.

[Signature page immediately follows]

IN WITNESS WHEREOF the parties have executed this Credit Support Annex on the respective dates specified below with effect from the date on the first page.

THE BANK OF NEW YORK	HSBC BANK USA, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE FOR THE DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-AR3
By: /s/ Andrew Schwartz	By: /s/ Fernando Acebedo
Name: Andrew Schwartz Title: Vice President Date: April 30, 2007	Name: Fernando Acebedo Title: Vice President Date: April 30, 2007

SCHEDULE 1A

ELIGIBLE COLLATERAL

MOODY’S

Certificates:  DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-AR3

Highest Rating of Certificates:  Class [  ] rated [“Aaa”] by Moody’s[, and] [“AAA”] by S&P and [“AAA”] by Fitch.

Scheduled Date Certificates will fall to $50,000,000 or below:

Last Scheduled Payment Date of Transactions: May 25, 2014

Valuation Date (and Valuation Percentage column):  Daily

Moody’s Valuation Percentage columns:

* Column A sets out the percentage applicable when the percentage in Column B is not applicable.

* Column B sets out the percentage applicable when a Moody’s Ratings Event has occurred and is continuing and at least 30 Local Business Days have elapsed since the last time it was not the case that a Moody’s Ratings Event had occurred and was continuing.

ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (MOODY’S )
		Valuation Percentage		Valuation Percentage
		Moody’s (Daily)		Moody’s (Weekly)
		A	B	A	B
(A)	Cash: U.S. Dollars in depositary account form	100%	100	100%	100%
(B)	Floating-rate U.S. Treasury Securities: Floating-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Floating-rate Treasuries”) (all maturities).	100%	99%	100%	99%
(C)	U.S. Treasury Securities: Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Fixed-rate Treasuries”) having a remaining maturity of up to and not more than 1 year.	100%	100%	100%	100%
(D)	Fixed-rate Treasuries having a remaining maturity of greater than 1 year but not more than 2 years.	100%	99%	100%	99%
(E)	Fixed-rate Treasuries having a remaining maturity of greater than 2 years but not more than 3 years.	100%	98%	100%	98%
(F)	Fixed-rate Treasuries having a remaining maturity of greater than 3 years but not more than 5 years.	100%	97%	100%	97%
(G)	Fixed-rate Treasuries having a remaining maturity of greater than 5 years but not more than 7 years.	100%	96%	100%	95%
(H)	Fixed-rate Treasuries having a remaining maturity of greater than 7 years but not more than 10 years.	100%	94%	100%	94%
(I)	Fixed-rate Treasuries having a remaining maturity of greater than 10 years but not more than 20 years.	100%	90%	100%	89%
(J)	Fixed-rate Treasuries having a remaining maturity of greater than 20 years but not more than 30 years.	100%	88%	100%	87%
(K)	Floating-rate Agency Securities: Floating-rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Floating-rate Agency Securities”) (all maturities).	100%	98%	100%	98%
(L)	Fixed-rate Agency Securities: Fixed-rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Fixed-rate Agency Securities”) issued after July 18, 1984 and having a remaining maturity of not more than 1 year.	100%	99%	100%	99%
(M)	Fixed-rate Agency Securities having a remaining maturity of greater than 1 year but not more than 2 years.	100%	99%	100%	98%
(N)	Fixed-rate Agency Securities having a remaining maturity of greater than 2 years but not more than 3 years.	100%	98%	100%	97%
(O)	Fixed-rate Agency Securities having a remaining maturity of greater than 3 years but not more than 5 years.	100%	96%	100%	96%
(P)	Fixed-rate Agency Securities having a remaining maturity of greater than 5 years but not more than 7 years.	100%	93%	100%	94%
(Q)	Fixed-rate Agency Securities having a remaining maturity of greater than 7 years but not more than 10 years.	100%	93%	100%	93%
(R)	Fixed-rate Agency Securities having a remaining maturity of greater than 10 years but not more than 20 years.	100%	89%	100%	88%
(S)	Fixed-rate Agency Securities having a remaining maturity of greater than 20 years but not more than 30 years.	100%	87%	100%	86%
(T)

FHLMC Certificates. Mortgage participation certificates issued by FHLMC evidencing undivided interests or participations in pools of first lien conventional or FHA/VA residential mortgages or deeds of trust, guaranteed by FHLMC, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.

		*	*	*	*
(U)

FNMA Certificates. Mortgage-backed pass-through certificates issued by FNMA evidencing undivided interests in pools of first lien mortgages or deeds of trust on residential properties, guaranteed by FNMA, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.

		*	*	*	*
(V)

GNMA Certificates. Mortgage-backed pass-through certificates issued by private entities, evidencing undivided interests in pools of first lien mortgages or deeds of trust on single family residences, guaranteed by the Government National Mortgage Association (GNMA) with the full faith and credit of the United States, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.

		*	*	*	*
(W)

Commercial Mortgage-Backed Securities. Floating rate commercial mortgage-backed securities rated AAA by two major rating agencies (including S&P if S&P is a Rating Agency hereunder) with a minimum par or face amount of $250 million (excluding securities issued under Rule 144A) (“Commercial Mortgage-Backed Securities”) having a remaining maturity of not more than 5 years.

		*	*	*	*
(X)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 5 years and not more than 10 years.	*	*	*	*
(Y)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 10 years.			*	*
(Z)	Commercial Paper. Commercial Paper with a rating of at least P-1 by Moody’s and at least A-1+ by S&P and having a remaining maturity of not more than 30 days.	*	*	*	*
(AA)	Other Items of Credit Support approved by the Rating Agencies to the extent any Certificates are rated.	*	*	*	*

* zero or such higher percentage in respect of which Moody’s has delivered a ratings affirmation.

SCHEDULE 1B

ELIGIBLE COLLATERAL

S&P

Certificates:  DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-AR3

Highest Rating of Certificates:  Class [  ] rated [“Aaa”] by Moody’s[, and] [“AAA”] by S&P and [“AAA”] by Fitch.

Scheduled Date Certificates will fall to $50,000,000 or below:

Last Scheduled Payment Date of Transactions: May 25, 2014

Valuation Date (and Valuation Percentage column):  Daily

ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (S&P)
		Valuation Percentage
		S&P
		Daily	Weekly
(A)	Cash: U.S. Dollars in depositary account form	100%	100%
(B)	Floating-rate U.S. Treasury Securities: Floating-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Floating Rate Treasuries”) (all maturities).	*	*
(C)	Fixed-rate U.S. Treasury Securities: Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Fixed-rate Treasuries”) having a remaining maturity of up to and not more than 1 year.	98.90%	98.60%
(D)	Fixed-rate Treasuries having a remaining maturity of greater than 1 year but not more than 2 years.	98.00%	97.30%
(E)	Fixed-rate Treasuries having a remaining maturity of greater than 2 years but not more than 3 years.	97.40%	95.80%
(F)	Fixed-rate Treasuries having a remaining maturity of greater than 3 years but not more than 5 years.	95.50%	93.80%
(G)	Fixed-rate Treasuries having a remaining maturity of greater than 5 years but not more than 7 years.	93.70%	91.40%
(H)	Fixed-rate Treasuries having a remaining maturity of greater than 7 years but not more than 10 years.	92.50%	90.30%
(I)	Fixed-rate Treasuries having a remaining maturity of greater than 10 years but not more than 20 years.	91.10%	86.90%
(J)	Fixed-rate Treasuries having a remaining maturity of greater than 20 years but not more than 30 years.	88.60%	84.60%
(K)

Floating-rate Agency Securities:  Floating-rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Floating-rate Agency Securities”) (all maturities).

		*	*
(L)	Fixed-rate Agency Securities: fixed-rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Fixed-rate Agency Securities”) issued after July 18, 1984 and having a remaining maturity of not more than 1 year.	98.50%	98.00%
(M)	Fixed-rate Agency Securities having a remaining maturity of greater than 1 year but not more than 2 years.	97.70%	96.80%
(N)	Fixed-rate Agency Securities having a remaining maturity of greater than 2 years but not more than 3 years.	97.30%	96.30%
(O)	Fixed-rate Agency Securities having a remaining maturity of greater than 3 years but not more than 5 years.	94.50%	92.50%
(P)	Fixed-rate Agency Securities having a remaining maturity of greater than 5 years but not more than 7 years.	93.10%	90.30%
(Q)	Fixed-rate Agency Securities having a remaining maturity of greater than 7 years but not more than 10 years.	90.70%	86.90%
(R)	Fixed-rate Agency Securities having a remaining maturity of greater than 10 years but not more than 20 years.	87.70%	81.60%
(S)	Fixed-rate Agency Securities having a remaining maturity of greater than 20 years but not more than 30 years.	84.40%	77.90%
(T)	FHLMC Certificates. Mortgage participation certificates issued by FHLMC evidencing undivided interests or participations in pools of first lien conventional or FHA/VA residential mortgages or deeds of trust, guaranteed by FHLMC, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.	91.50%	86.40%
(U)	FNMA Certificates. Mortgage-backed pass-through certificates issued by FNMA evidencing undivided interests in pools of first lien mortgages or deeds of trust on residential properties, guaranteed by FNMA, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.	91.50%	86.40%
(V)	GNMA Certificates. Mortgage-backed pass-through certificates issued by private entities, evidencing undivided interests in pools of first lien mortgages or deeds of trust on single family residences, guaranteed by the Government National Mortgage Association (GNMA) with the full faith and credit of the United States, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.	91.50%	86.40%
(W)	Commercial Mortgage-Backed Securities. Floating rate commercial mortgage-backed securities rated AAA by two major rating agencies (including S&P if S&P is a Rating Agency hereunder) with a minimum par or face amount of $250 million (excluding securities issued under Rule 144A) (“Commercial Mortgage-Backed Securities”) having a remaining maturity of not more than 5 years.	96.20%	95.10%
(X)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 5 years and not more than 10 years.	92.90%	90.90%
(Y)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 10 years.	91.00%	88.60%
(Z)	Commercial Paper. Commercial Paper with a rating of at least P-1 by Moody’s and at least A-1+ by S&P and having a remaining maturity of not more than 30 days.	99.00%	99.00%
(AA)	Other Items of Credit Support approved by the Rating Agencies to the extent any Certificates are rated.	*	*

* zero or such higher percentage in respect of which S&P has delivered a ratings affirmation.

SCHEDULE 1C

ELIGIBLE COLLATERAL

FITCH

Certificates:  DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-AR3

Highest Rating of Certificates:  Class [  ] rated [“Aaa”] by Moody’s[, and] [“AAA”] by S&P and [“AAA”] by Fitch.

Scheduled Date Certificates will fall to $50,000,000 or below:

Last Scheduled Payment Date of Transactions: May 25, 2014

Valuation Date (and Valuation Percentage column):  Daily

ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (FITCH)
Valuation Percentage (Rating of [Notes][Certificates])
		AAA	AA	A	BBB
(A)	Cash: U.S. Dollars in depositary account form	100%	100	100%	100%
(B)	Floating-rate U.S. Treasury Securities: Floating-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Floating-rate Treasuries”) (all maturities).	*	*	*	*
(C)	Fixed-rate U.S. Treasury Securities: Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Fixed-rate Treasuries”) having a remaining maturity of up to and not more than 1 year.	97.50%	97.80%	98.40%	98.90%
(D)	Fixed-rate Treasuries having a remaining maturity of greater than 1 year but not more than 2 years.	94.70%	95.30%	95.90%	96.50%
(E)	Fixed-rate Treasuries having a remaining maturity of greater than 2 years but not more than 3 years.	94.70%	95.30%	95.90%	96.50%
(F)	Fixed-rate Treasuries having a remaining maturity of greater than 3 years but not more than 5 years.	91.50%	92.50%	93.50%	94.50%
(G)	Fixed-rate Treasuries having a remaining maturity of greater than 5 years but not more than 7 years.	89.00%	90.10%	91.2%	92.30%
(H)	Fixed-rate Treasuries having a remaining maturity of greater than 7 years but not more than 10 years.	86.30%	87.50%	88.8%	90.00%
(I)	Fixed-rate Treasuries having a remaining maturity of greater than 10 years but not more than 20 years.	83.00%	84.50%	86.00%	87.50%
(J)	Fixed-rate Treasuries having a remaining maturity of greater than 20 years but not more than 30 years.	79.00%	80.70%	82.30%	84.00%
(K)

Floating-rate Agency Securities:  Floating-rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Floating-rate Agency Securities”) (all maturities).

		*	*	*	*
(L)

Fixed-rate Agency Securities: negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Fixed-rate Agency Securities”) issued after July 18, 1984 and having a remaining maturity of not more than 1 year.

		*	*	*	*
(M)	Fixed-rate Agency Securities having a remaining maturity of greater than 1 year but not more than 2 years.	*	*	*	*
(N)	Fixed-rate Agency Securities having a remaining maturity of greater than 2 years but not more than 3 years.	*	*	*	*
(O)	Fixed-rate Agency Securities having a remaining maturity of greater than 3 years but not more than 5 years.	*	*	*	*
(P)	Fixed-rate Agency Securities having a remaining maturity of greater than 5 years but not more than 7 years.	*	*	*	*
(Q)	Fixed-rate Agency Securities having a remaining maturity of greater than 7 years but not more than 10 years.	*	*	*	*
(R)	Fixed-rate Agency Securities having a remaining maturity of greater than 10 years but not more than 20 years.	*	*	*	*
(S)	Fixed-rate Agency Securities having a remaining maturity of greater than 20 years but not more than 30 years.	*	*	*	*
(T)

FHLMC Certificates. Mortgage participation certificates issued by FHLMC evidencing undivided interests or participations in pools of first lien conventional or FHA/VA residential mortgages or deeds of trust, guaranteed by FHLMC, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.

		*	*	*	*
(U)

FNMA Certificates. Mortgage-backed pass-through certificates issued by FNMA evidencing undivided interests in pools of first lien mortgages or deeds of trust on residential properties, guaranteed by FNMA, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.

		*	*	*	*
(V)

GNMA Certificates. Mortgage-backed pass-through certificates issued by private entities, evidencing undivided interests in pools of first lien mortgages or deeds of trust on single family residences, guaranteed by the Government National Mortgage Association (GNMA) with the full faith and credit of the United States, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.

		*	*	*	*
(W)

Commercial Mortgage-Backed Securities. Floating rate commercial mortgage-backed securities rated AAA by two major rating agencies with a minimum par or face amount of $250 million (excluding securities issued under Rule 144A) (“Commercial Mortgage-Backed Securities”) having a remaining maturity of not more than 5 years.

		*	*	*	*
(X)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 5 years and not more than 10 years.	*	*	*	*
(Y)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 10 years.	*	*	*	*
(Z)	Commercial Paper. Commercial Paper with a rating of at least P-1 by Fitch and at least A-1+ by S&P and having a remaining maturity of not more than 30 days.	*	*	*	*
(AA)	Other Items of Credit Support approved by the Rating Agencies to the extent any [Notes][Certificates] are rated.	*	*	*	*

* zero or such higher percentage in respect of which Fitch has delivered a ratings affirmation.

SCHEDULE 2A

MOODY’S INDEPENDENT AMOUNT (FIRST TRIGGER)

Certificates:  DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-AR3

Highest Rating of Certificates:  Class [  ] rated [“Aaa”] by Moody’s[, and] [“AAA”] by S&P and [“AAA”] by Fitch.

Scheduled Date Certificates will fall to $50,000,000 or below:

Last Scheduled Payment Date of Transactions: May 25, 2014

Valuation Date (and Valuation Percentage column):  Daily

The following percentages shall be used in the calculation of the Moody's Independent Amount when either (i) it is not the case that a Moody’s Ratings Event has occurred and is continuing, or (ii) less than 30 Local Business Days have elapsed since the last time it was not the case that a Moody’s Ratings Event had occurred and was continuing.

Weighted Average Life of Transaction in Years	Valuation Date (Daily)	Valuation Date (Weekly)
1 or less	0.15%	0.25%
More than 1 but not more than 2	0.30%	0.50%
More than 2 but not more than 3	0.40%	0.70%
More than 3 but not more than 4	0.60%	1.00%
More than 4 but not more than 5	0.70%	1.20%
More than 5 but not more than 6	0.80%	1.40%
More than 6 but not more than 7	1.00%	1.60%
More than 7 but not more than 8	1.10%	1.80%
More than 8 but not more than 9	1.20%	2.00%
More than 9 but not more than 10	1.30%	2.20%
More than 10 but not more than 11	1.40%	2.30%
More than 11 but not more than 12	1.50%	2.50%
More than 12 but not more than 13	1.60%	2.70%
More than 13 but not more than 14	1.70%	2.80%
More than 14 but not more than 15	1.80%	3.00%
More than 15 but not more than 16	1.90%	3.20%
More than 16 but not more than 17	2.00%	3.30%
More than 17 but not more than 18	2.00%	3.50%
More than 18 but not more than 19	2.00%	3.60%
More than 20 but not more than 21	2.00%	3.70%
More than 21 but not more than 22	2.00%	3.90%
More than 22	2.00%	4.00%

SCHEDULE 2B

MOODY’S INDEPENDENT AMOUNT (SECOND TRIGGER)

(TRANSACTION SPECIFIC HEDGES)

Certificates:  DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-AR3

Highest Rating of Certificates:  Class [  ] rated [“Aaa”] by Moody’s[, and] [“AAA”] by S&P and [“AAA”] by Fitch.

Scheduled Date Certificates will fall to $50,000,000 or below:

Last Scheduled Payment Date of Transactions: May 25, 2014

Valuation Date (and Valuation Percentage column):  Daily

The following percentages shall be used in the calculation of the Moody's Independent Amount with respect to any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or that is an interest rate swap the notional amount of which is “balance guaranteed” or, for any Calculation Period, otherwise is not a specific dollar amount that is fixed at the inception of the Transaction (a “Transaction-Specific Hedge”) when a Moody’s Ratings Event has occurred and is continuing and at least 30 Local Business Days have elapsed since the last time it was not the case that a Moody’s Ratings Event had occurred and was continuing.

Weighted Average Life of Transaction in Years	Valuation Date (Daily)	Valuation Date (Weekly)
1 or less	0.65%	0.75%
More than 1 but not more than 2	1.30%	1.50%
More than 2 but not more than 3	1.90%	2.20%
More than 3 but not more than 4	2.50%	2.90%
More than 4 but not more than 5	3.10%	3.60%
More than 5 but not more than 6	3.60%	4.20%
More than 6 but not more than 7	4.20%	4.80%
More than 7 but not more than 8	4.70%	5.40%
More than 8 but not more than 9	5.20%	6.00%
More than 9 but not more than 10	5.70%	6.60%
More than 10 but not more than 11	6.10%	7.00%
More than 11 but not more than 12	6.50%	7.50%
More than 12 but not more than 13	7.00%	8.00%
More than 13 but not more than 14	7.40%	8.50%
More than 14 but not more than 15	7.80%	9.00%
More than 15 but not more than 16	8.20%	9.50%
More than 16 but not more than 17	8.60%	9.90%
More than 17 but not more than 18	9.00%	10.40%
More than 18 but not more than 19	9.40%	10.80%
More than 20 but not more than 21	9.70%	11.00%
More than 21 but not more than 22	10.00%	11.00%
More than 22	10.00%	11.00%

SCHEDULE 2C

MOODY’S INDEPENDENT AMOUNT (SECOND TRIGGER)

(NON-TRANSACTION SPECIFIC HEDGES)

Certificates:  DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-AR3

Highest Rating of Certificates:  Class [  ] rated [“Aaa”] by Moody’s[, and] [“AAA”] by S&P and [“AAA”] by Fitch.

Scheduled Date Certificates will fall to $50,000,000 or below:

Last Scheduled Payment Date of Transactions: May 25, 2014

Valuation Date (and Valuation Percentage column):  Daily

The following percentages shall be used in the calculation of the Moody's Independent Amount with respect to any Transaction that is not a Transaction-Specific Hedge when a Moody’s Ratings Event with respect to Party A and the guarantor under each Qualified Guaranty (if any) has occurred and is continuing and at least 30 Local Business Days have elapsed since the last time it was not the case that a Moody’s Ratings Event had occurred and was continuing with respect to Party A and the guarantor under each Qualified Guaranty (if any).

Weighted Average Life of Transaction in Years	Valuation Date (Daily)	Valuation Date (Weekly)
1 or less	0.50%	0.60%
More than 1 but not more than 2	1.00%	1.20%
More than 2 but not more than 3	1.50%	1.70%
More than 3 but not more than 4	1.90%	2.30%
More than 4 but not more than 5	2.40%	2.80%
More than 5 but not more than 6	2.80%	3.30%
More than 6 but not more than 7	3.20%	3.80%
More than 7 but not more than 8	3.60%	4.30%
More than 8 but not more than 9	4.00%	4.80%
More than 9 but not more than 10	4.40%	5.30%
More than 10 but not more than 11	4.70%	5.60%
More than 11 but not more than 12	5.00%	6.00%
More than 12 but not more than 13	5.40%	6.40%
More than 13 but not more than 14	5.70%	6.80%
More than 14 but not more than 15	6.00%	7.20%
More than 15 but not more than 16	6.30%	7.60%
More than 16 but not more than 17	6.60%	7.90%
More than 17 but not more than 18	6.90%	8.30%
More than 18 but not more than 19	7.20%	8.60%
More than 20 but not more than 21	7.50%	9.00%
More than 21 but not more than 22	7.80%	9.00%
More than 22	8.00%	9.00%

SCHEDULE 3
S&P VOLATILITY BUFFER

Certificates:  DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-AR3

Highest Rating of Certificates:  Class [  ] rated [“Aaa”] by Moody’s[, and] [“AAA”] by S&P and [“AAA”] by Fitch.

Scheduled Date Certificates will fall to $50,000,000 or below:

Last Scheduled Payment Date of Transactions: May 25, 2014

Valuation Date (and Valuation Percentage column):  Daily

The S&P Volatility Buffer will be determined using the following table:

S&P Volatility Buffer
Party A Rating*	Remaining Years to Maturity of Transaction
	(Up to 3 years)	(Up to 5 years)	(Up to 10 years)	(Up to 30 years)
If, on the related Valuation Date, the highest rated [Notes][Certificates] are rated “AA-” or higher by S&P, the S&P Volatility Buffer is:
A-2	2.75%	3.25%	4.00%	4.75%
A-3	3.25%	4.00%	5.00%	6.25%
BB+ or lower	3.50%	4.50%	6.75%	7.50%
If, on the related Valuation Date, the highest rated [Notes][Certificates] are rated “A” or “A+” by S&P, the S&P Volatility Buffer is:
BBB+/BBB	*	3.25%	4.00%	4.50%
A-2	*	3.25%	4.00%	4.50%
A-3/BBB-	*	3.50%	4.50%	6.00%
BB+ or lower	*	4.00%	5.25%	7.00%

* This rating shall be the higher of the rating by S&P on the related Valuation Date of the long-term debt and short-term debt of Party A or its guarantor or other Credit Support Provider.

SCHEDULE 4
FITCH VOLATILITY CUSHION

Certificates:  DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-AR3

Highest Rating of Certificates:  Class [  ] rated [“Aaa”] by Moody’s[, and] [“AAA”] by S&P and [“AAA”] by Fitch.

Scheduled Date Certificates will fall to $50,000,000 or below:

Last Scheduled Payment Date of Transactions: May 25, 2014

Valuation Date (and Valuation Percentage column):  Daily

The Fitch Volatility Cushion will be determined using the following table:

Fitch Volatility Cushion (USD Interest Rate Swaps)
Remaining Years to Maturity of Transaction	Posting Frequency
Daily	Weekly
If, on the related Valuation Date, the highest rated [Notes][Certificates] are rated “AA-” or higher by Fitch, the Fitch Volatility Cushion is:
1	0.8%
2	1.7%
3	2.5%
4	3.3%
5	4.0%
6	4.7%
7	5.3%
8	5.9%
9	6.5%
10	7.0%
11	7.5%
12	8.0%
13	8.5%
14	9.0%
> = 15	9.5%
If, on the related Valuation Date, the highest rated [Notes][Certificates] are rated “A+” or “A” by Fitch, the Fitch Volatility Cushion is:
1	0.6%
2	1.2%
3	1.8%
4	2.3%
5	2.8%
6	3.3%
7	3.8%
8	4.2%
9	4.6%
10	5.0%
11	5.3%
12	5.7%
13	6.0%
14	6.4%
> = 15	6.7%
If, on the related Valuation Date, the highest rated [Notes][Certificates] are rated “A-” or “BBB+” by Fitch, the Fitch Volatility Cushion is:
1	0.5%
2	1.0%
3	1.6%
4	2.0%
5	2.5%
6	2.9%
7	3.3%
8	3.6%
9	4.0%
10	4.3%
11	4.7%
12	5.0%
13	5.3%
14	5.6%
> = 15	5.9%